                                                                     EXHIBIT 4.1

Front Side of Certificate

                       Incorporated under the laws of the
                               State of Delaware

Number                                                                   Shares

- ------                                                                   ------


                          TITANIUM METALS CORPORATION

                          COMMON STOCK, PAR VALUE $.01

THIS CERTIFIES that __________________________________ is the registered holder of _________________________________________________ fully paid and non-assessable shares of the Common Stock, par value $.01 per share, of TITANIUM METALS CORPORATION transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered with the Registrar.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers this _____ day of ________________, A.D. 19__.

________________________________     ______________________________
           Secretary                     Chairman of the Board

Countersigned and Registered:________________________
First Chicago Trust Company of New York,
Transfer Agent and Registrar
Authorized Signature
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Back Side of Certificate

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -  as tenants in common          UNIF GIFT
                                                           MIN ACT-............Custodian............
         TEN ENT   -  as tenants by the entireties                   (Cust.)              (Minor)
                                                                     under Uniform Gift to Minors
         JT TEN    -  as joint tenants with right                    Act............................
            right of survivorship and not                                      (State)
            as tenants in common

    Additional abbreviations may also be used though not in the above list.

         COPIES OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED AND RESTATED, SETTING FORTH THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS, QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OF THE CORPORATION MAY BE OBTAINED WITHOUT CHARGE FROM THE TRANSFER AGENT OR TITANIUM METALS CORPORATION.

For Value Received, ___________________ hereby sell, assign and transfer unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
     (Please print or typewrite name and address, including postal zip code, of assignee)

Please insert social security or other identifying number of assignee:_________
______________________________________

__________________________________________________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________, 19_____.

                                                  ______________________________

                                                  ______________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION
OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE
SECURITIES TRANSFER ASSOCIATION, INC.                      SIGNATURE GUARANTEED: